UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2025

CORNER GROWTH ACQUISITION CORP. 2
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40510	98-1582723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

418 Broadway, #6592 Albany, NY	12207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 268-7868

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	TRONU	None

Class A Ordinary Shares included as part of the units	TRON	None

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TRONW	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On March 19, 2025, Corner Growth Acquisition Corp. 2 (the “Company”) dismissed Hudgens CPA, PLLC (“Hudgens”) as the Company’s independent registered public accounting firm. The decision to dismiss Hudgens was approved by the Board of Directors of the Company.  The Company has not yet engaged a new independent registered public accounting firm to replace Hudgens.

Hudgens was engaged as the Company’s independent public accounting firm on November 13, 2024 and did not issue any reports on the Company’s consolidated financial statements.

From November 13, 2024 through March 19, 2024, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Hudgens on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Hudgens’s satisfaction, would have caused Hudgens to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K other than the material weaknesses in the Company’s internal controls identified by management related to the controls around the interpretation and accounting for certain complex financial instruments, recording and disclosure of accrued and contingent liabilities and their related expenses and the communication by executive management of all material agreements.

The Company provided Hudgens with a copy of the above disclosures and requested that Hudgens furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Hudgens’s letter dated March 20, 2025 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit

16.1	Letter from Hudgens CPA, PLLC addressed to the Securities and Exchange Commission dated March 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corner Growth Acquisition Corp. 2

Date: March 25, 2025	By:	/s/ Hao Tian
	Name:	Hao Tian
	Title:	Chief Executive Officer

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